UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 29, 2016

Cerecor Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37590	45-0705648
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 E. Pratt Street Suite 606 Baltimore, Maryland	21202
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (410) 522-8707

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.Other Events.

On November 29, 2016, Cerecor Inc. (the “Company”) issued a press release in connection with the reporting of the results from its Phase 2 clinical trial with CERC-301 as an oral, adjunctive treatment of major depressive disorder. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The press release also announced that the Company will hold a conference call and webcast on November 29, 2016 at 5:00 p.m. Eastern time to discuss the CERC-301 clinical trial. A copy of the slides that will be presented on the webcast is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01.Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release, dated November 29, 2016, entitled “Cerecor Reports Top-Line Data from CERC-301 Phase 2 Study for Major Depressive Disorder.”

99.2	Slides to be presented on webcast on November 29, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Cerecor Inc.

By:	/s/ Uli Hacksell
Uli Hacksell
President and Chief Executive Officer

Date:   November 29, 2016

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated November 29, 2016, entitled “Cerecor Reports Top-Line Data from CERC-301 Phase 2 Study for Major Depressive Disorder.”

99.2	Slides to be presented on webcast on November 29, 2016.